UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: May 3, 2004)

AMERUS GROUP CO.

(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 WALNUT STREET DES MOINES, IOWA	50309-3948

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (515)362-3600

ITEM 7 (c). EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBITS
Press Release
Supplemental Information

ITEM 7 (c). EXHIBITS

99.1      Press Release dated May 3, 2004 (furnished pursuant to Item 12).

99.2      Supplemental Information (furnished pursuant to Item 12).

ITEM 9. REGULATION FD DISCLOSURE

     On May 4, 2004, the Company reported the following in its first quarter 2004 earnings call.

     The Company expects its operating return on equity to remain between 11.5 percent and 12 percent throughout 2004.1 The Company stated that it remains on track to achieve an unleveraged internal rate of return2 on new life business of 12.5 percent by year-end 2004.

     In addition, the Company anticipates that the future effect of SOP 03-1 on adjusted pre-tax operating income for the protection segment will be approximately $1.2 million per quarter.

     This Report on Form 8-K and the exhibits hereto contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in operations and financial results and the business and the products of the Company and its subsidiaries, as well as other statements including words such as “anticipate”, “believe”, “plan”, “estimate”, “expect”, “intend” and other similar expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others, the following possibilities (a) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the Company’s ability to sell products, the market value of investments and the lapse rate and profitability of policies; (b) the ability to achieve anticipated levels of operational efficiencies and cost-saving initiatives and to meet cash requirements based upon projected liquidity sources; (c) customer response to new products, distribution channels and marketing initiatives; (d) mortality, morbidity, and other factors which may affect the profitability of insurance products; (e) the ability to develop and maintain effective risk management policies and procedures and to maintain adequate reserves for future policy benefits and claims; (f) changes in the federal income tax laws and regulations which may affect the relative tax advantages of some products; (g) increasing competition in the sale of insurance and annuities and the recruitment of sales representatives; (h) regulatory changes or actions, including those relating to regulation of insurance products and of insurance companies; (i)

[1]	This projection is based on adjusted net operating income which is a non-GAAP financial measure. Due to the unpredictability of the timing and recognition of gains and losses, especially items such as credit impairments, trading gains and losses, FAS 133 adjustments as well as the unpredictable nature of certain other unusual or non-recurring items that management believes are not indicative of ongoing operational performance, GAAP net income cannot readily be estimated because management has not regularly projected the foregoing non-recurring items. Since GAAP net income cannot be readily estimated, the Company is unable to provide guidance with respect to operating return on equity. Management of the Company believes that providing the Company’s projected operating return on equity assists investors in evaluating the performance of the Company.

[2]	Based on statutory financial measures in accordance with insurance regulations applicable to the Company’s insurance subsidiaries.

ratings and those of the Company’s subsidiaries by independent rating organizations which the Company believes are particularly important to the sale of products; (j) the performance of investment portfolios; (k) the impact of changes in standards of accounting for derivatives and business combinations, goodwill and other intangibles and purchase accounting adjustments; (l) the Company’s ability to integrate the business and operations of acquired entities; (m) expected life and annuity product margins; (n) the impact of anticipated investment transactions; and (o) unanticipated litigation or regulatory investigations.

     There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect results of operations. You are cautioned not to place undue reliance on any forward-looking statements made by the Company or on its behalf. Forward-looking statements speak only as of the date the statement was made. The Company undertakes no obligation to update or revise any forward-looking statement.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Press Release and Supplemental Information

On May 3, 2004, the Company issued a press release reporting its financial results for the quarter ended March 31, 2004, which the Company is furnishing under this Item 12 as Exhibit 99.1, and posted on its website the supplemental information, which the Company is furnishing under this Item 12 as Exhibit 99.2.

The Company views adjusted net operating income and adjusted net operating income per share, each a non-GAAP financial measure, as important indicators of financial performance. When presented with net income and net income per share, the combined presentation can enhance an investor’s understanding of the Company’s underlying profitability and normalized results of operations. These non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating the Company’s performance on a basis comparable to that used by security analysts.

First Quarter 2004 Earnings Call

On May 4, 2004, the Company reported the following in its first quarter 2004 earnings call and is including certain additional information.

The Company’s GAAP return on equity for the first quarter of 2004 was 7.2 percent. Operating return on equity increased to 12 percent despite the Company’s holding higher capital levels.3

[3]	Management of the Company believes that calculating the Company’s annualized operating return on equity in this manner assists investors in evaluating the performance of the Company. See the next section for a reconciliation of operating return on equity to GAAP return on equity.

The Company’s unleveraged internal rate of return on new life business increased to 12 percent in the first quarter of 2004, and the unleveraged internal rate of return on new annuity business advanced to 10.8 percent, compared to 10.4 percent in the first quarter of 2003.4

The Company reported that its new money rate during the first quarter was 5.32 percent.

In addition, the Company stated that its risk based capital level remains above 300 percent.

Reconciliation of Operating Return on Equity to GAAP Return on Equity.

Reconciliation of Return on Equity on a
Non-GAAP Basis to GAAP Basis
($ in thousands)

For the Three Months Ended March 31, 2004

			Adjusted Net
			Operating
	Non-GAAP Basis		Income Items	GAAP Basis

Return:
Net income	$40,193		$(13,839)	$26,354
Multiply by 4 quarters		x 4			x 4

Annualized	$160,772			$105,416

			Accumulated
			Other
			Comprehensive
			Income Items
Average Equity:
Beginning balance	$1,325,292		$84,519	$1,409,811
Ending balance	1,354,810		153,635	1,508,445

	2,680,102			2,918,256
Divide by 2 to average		/2			/2

Average	$1,340,051			$1,459,128

Return on Equity		12.0%			7.2%

[4]	See explanation in note 2 above.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.

By:	/s/ Melinda Urion

Melinda Urion Executive Vice President, Chief Financial Officer & Treasurer

Dated: May 4, 2004

EXHIBITS

Exhibit No.	Description
99.1	Press Release dated May 3, 2004 (furnished pursuant to Item 12).
99.2	Supplemental Information (furnished pursuant to Item 12).